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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------




DATE OF REPORT:   August 14, 2002
DATE OF EARLIEST EVENT REPORTED:   August 14, 2002


                               RIBAPHARM INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                    1-31294                   95-4805665
   (State or other        (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                     Identification Number)
    incorporation
   or organization)

                             3300 HYLAND AVENUE
                        COSTA MESA, CALIFORNIA 92626

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (714) 427-6236

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Item 9.   Regulation FD Disclosure.

     On August 14, 2002, Ribapharm Inc. ("Ribapharm") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002. Accompanying such report were certifications by Ribapharm's Chief Executive Officer, Johnson Y.N. Lau, and Chief Financial Officer, Thomas Stankovich, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications follows:

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Ribapharm Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Johnson Y.N. Lau, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Johnson Y.N. Lau
--------------------
Johnson Y.N. Lau
President and Chief Executive Officer
Dated:  August 14, 2002


                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Ribapharm Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Stankovich, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Stankovich
---------------------
Thomas Stankovich
Senior Vice President and Chief Financial Officer
Dated:  August 14, 2002

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: August 14, 2002

                                   RIBAPHARM INC.


                                   By:  /s/ Roger D. Loomis, Jr.
                                        ------------------------
                                        Name:   Roger D. Loomis, Jr.
                                        Title:  Senior Vice President, General
                                                Counsel and Secretary